File Number 2-28097
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE
GROUP OF FUNDS, INC. PROSPECTUS
DATED MAY 31, 2001.

This information reflects a change
to the Prospectus.

On page 80 of the Prospectus, the
following change shall occur,
effective July 19, 2001:

Under "Important Information about
Exchanging Your Shares," replace
the first sentence of the second
paragraph with the following:

No CDSC will be charged upon the
exchange of shares, but in the case of
shares held one month or less (other
than shares acquired through reinvestment of dividends or other distributions and excluding redemptions or exchanges from the Money Market Fund and redemptions made through a Systematic Withdrawal Plan), a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
This fee is intended to mitigate the costs caused to the Fund by early redemptions that may disrupt effective management of the Fund.
It may be modified or discontinued at any time or from time to time. The Fund will use the "first in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.

On page 81 of the Prospectus, the following change shall occur, effective June 20, 2001:

Under "Valuation of Shares," add the
following paragraph after the third
paragraph:

If market quotations are not readily available or do not accurately reflect fair value for a security at the time the Funds' net asset value is calculated, such security may be valued at its fair value, as determined by methods approved by the Board of Directors.
This most commonly occurs with foreign
securities, but may occur with domestic
securities as well.  For example, if a
significant event occurs after the close of a foreign security's primary exchange, but prior to the calculation of the Fund's net asset value, the Fund may adjust the security's closing price on the primary exchange to reflect the fair valuation of the security after the significant event.

On page 82 of the Prospectus, the following change shall occur, effective July 19, 2001:

Under "Exchanges and Redemptions," add the following paragraph after the first paragraph:

If you redeem or exchange shares of a Fund
(excluding redemptions or exchanges from the Money Market Fund and redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
This fee is intended to mitigate the costs caused to the Fund by early redemptions that may disrupt effective management of the Fund.
It may be modified or discontinued at any time or from time to time. The Fund will use the "first in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.


June 20, 2001